Acquisition (Holmdel Pharmaceuticals, LP) (Holmdel Pharmaceuticals, LP)	12 Months Ended
Dec. 31, 2013
Holmdel Pharmaceuticals, LP
Business Combination Disclosure [Text Block]

Note 3. Acquisition

On December 20, 2012, Holmdel entered into the APA with GSK, and acquired the U.S. marketing authorization rights to InnoPran XL®, for a total purchase price of approximately $13 million. The Partnership has accounted for the Acquisition as a purchase whereby the acquired tangible and intangible assets and assumed liabilities are recorded at their estimated fair value. The Partnership funded the Acquisition with contributed capital from the General and Limited Partners. The Acquisition was consummated to be in line with the Partnerships strategic plan to take non-promoted and undervalued assets and actively market them to maximize their asset value.

The following table summarizes the consideration paid and estimated fair values of the assets acquired and liabilities assumed and incurred in connection with the transaction:

Fair Value of Consideration transferred:
Cash	$12,755,000
Payable to GSK	220,549
Total Fair Value of Consideration transferred	$12,975,549
Recognized amounts of identifiable assets acquired:
Inventory (included in other current assets)	$335,549
InnoPran XL license	12.640.000
Total identifiable net assets	$12,975,549
Net assets acquired	$12,975,549

The Partnership incurred $1,352,158 of acquisition expenses as a result of the Acquisition during the period from December 12, 2012 (inception) to December 31, 2012.

Under the terms of the APA, Holmdel acquired the rights to certain inventory ($335,549) for which title did not transfer until January 2013. As such, the fair value of this inventory which represents net realizable value for finished goods was valued at the selling price less the sum of costs to dispose and a reasonable profit allowance for the selling efforts, and is included in other current assets. Upon the sale of the inventory, the cost reduces net royalty revenues as the related inventory is sold pursuant to the Mist Agreement. The Partnership purchased no other inventory as all inventory is purchased as part of the Mist Agreement.

The valuation of the InnoPran XL license was estimated using the multi-period excess earnings method, a form of the income approach. Under this method, an intangible asset’s fair value is equal to the present value of the after-tax cash flows (excess earnings) attributable solely to the intangible asset. To calculate fair the value, the Partnership used probability-weighted cash flows discounted at an appropriate discount rate. The Partnership believes that the level and timing of cash flows appropriately reflect market participant assumptions. Based on the cash flow projections, the InnoPran XL license is being amortized on a straight-line basis over an approximate 9-year useful life.